Exhibit 99.1
CCA Industries, Inc. Files Form 15 in Connection with its Previously Announced Plan to Deregister its Common Stock
Lyndhurst, NJ, April 12, 2019: CCA Industries, Inc. (NYSE AMERICAN: “CAW” or the “Company”) announced today that on April 12, 2019, the Company filed a Form 15 Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission (the “SEC”) in connection with its previously announced plan to deregister its common stock, $0.01 par value, and Class A common stock, $0.01 par value (together, the “Common Stock”), and suspend its obligations to file reports with the SEC. The Company is eligible to file a Form 15 because the Company’s Common Stock is held by less than 300 holders of record.
Upon the filing of the Form 15 with the SEC on April 12, 2019, the Company’s obligations to file periodic reports, including Forms 10-K, 10-Q and 8-K, were immediately suspended. The Company expects the deregistration to become effective 90 days after April 12, 2019, which is the date that the Form 15 was filed. The Company intends to provide certain quarterly and annual information regarding its performance through postings to its website (https://www.ccainvestor.com) following deregistration.

On or about April 12, 2019, following the previously announced delisting of the Common Stock from the NYSE American, the Common Stock may continue to be traded on the OTC pink sheets, so long as market makers and broker-dealers demonstrate an interest in trading in the Common Stock. However, the Company cannot guarantee that a trading market in the Company’s Common Stock through the OTC pink sheets will commence or be maintained. There can be no assurance that any broker-dealer will continue to quote the Common Stock on the OTC pink sheets. As a result, investors may find it more difficult to dispose of or obtain accurate quotations as to the market value of the Common Stock, and the ability of shareholders to sell the Common Stock in the secondary market may be materially limited.
About CCA Industries, Inc.
CCA Industries, Inc. manufactures and markets health and beauty aids, each under its individual brand name. The products include, principally, “Plus+White” toothpastes and teeth whiteners, “Bikini Zone” medicated topical and shave gels, “Nutra Nail” nail care treatments, “Scar Zone” scar treatment products, “Sudden Change” complete skin care regime, and “Porcelana” skin care products.
Forward Looking Statements
Statements contained in the news release that are not historical facts are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, including those discussed in the Company’s filings with the SEC, which would cause actual results to differ materially from anticipated results. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “should,” “planned,” “estimated” and “potential,” or other similar terms. These forward-looking statements relate to, among other things, expectations regarding the Company’s anticipated delisting and deregistration, the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s strategies. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements as a result of a wide variety or range of factors that include, without limitation, the Company’s ability to timely and effectively implement its delisting and deregistration plans; potential adverse effects on share price and liquidity following delisting and deregistration; and the potential difficulty for market makers or brokers to make a market in the Common Stock, if they desire to do so, following delisting and deregistration. No assurance can be given that the results in any forward-looking statement will be achieved and actual results could be affected by one or more factors, which could cause them to differ materially. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act. The Company undertakes no responsibility to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law.
Contact:
CCA Industries, Inc.
Stephen A. Heit, CFO
201-528-8200